SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of July, 1996 by and among Phase-Out of America, Inc., a Delaware corporation, with headquarters located at 140 Broadway, Lynbrook, New York 11563 (the "Company"), and each of the purchasers set forth on the signature pages hereto (the "Buyers").

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by ss. 4(2) of the Securities Act of 1933, as amended and Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

         B. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions stated in this Agreement, an aggregate of 19,557,951 shares of Common Stock, par value $.00003 per share, of the Company (the "Common Stock") for an aggregate purchase price of $500,000;

         NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1. PURCHASE AND SALE OF COMMON STOCK.

         a. Purchase of Common Stock. On the closing date (as defined herein), subject to the satisfaction (or waiver) of the conditions thereto set forth in
Section 5 and Section 6 below, the Company shall issue and sell to each Buyer and each Buyer shall purchase from the Company the number of shares of Common Stock set forth immediately below such Buyer's name on the signature page hereto (such shares being hereinafter collectively referred to as the "Shares") for an aggregate price of $500,000.

         The Shares shall constitute 18% of the number of shares of common stock of the Company that would be outstanding if all of the outstanding securities of the Company convertible into common stock of the Company were so converted. In addition, if and when any warrants to purchase common stock of the Company that are outstanding on the date hereof are exercised the Buyers will be issued, without any additional payment, additional shares of common stock of the Company pro rata so that the Buyers will own in the aggregate 18% of the then outstanding shares of common stock of the Company.

         In the event that during the period of five years after the date hereof the Company raises additional funds through the issuance of equity (other than through an offering registered under




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the Securities  Act of 1933, as amended) the Buyers will be issued,  without any additional payment, additional shares of common stock of the Company pro rata so that Buyers will own in the aggregate 18% of the then outstanding shares of common stock of the Company.

          b. Form of Payment. On the Closing Date, (i) each Buyer shall pay the purchase price for the Shares to be issued and sold to such Buyer (the "Purchase Price") by wire transfer to the Company, in accordance with the Company's written wiring instruction or by check against delivery of a duly executed certificate(s) representing such number of Shares and (ii) the Company shall deliver such certificate(s) against delivery of such Purchase Price. The Purchase Price payable by each Buyer is set forth immediately below such Buyer's name of the signature page hereto.

          c. Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Shares pursuant to this Agreement (the "Closing Date") shall be 10:00 a.m. Eastern Standard Time not later than July 12, 1996, or, such other mutually agreed time. The closing shall occur on the Closing Date at the offices of the Company, 140 Broadway, Lynbrook, New York 11563.

2.        BUYERS' REPRESENTATIONS AND WARRANTIES

          Each Buyer, severally and not jointly, represents and warrants to the Company solely with respect to such Buyer that:

          a. Investment Purpose. The Buyer is purchasing the Shares for its own account, not as nominee or agent, for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the 1933 Act.

          b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

          c. Reliance on Exemptions. The Buyer understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares.

          d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have






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been afforded the  opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Shares involves a high degree of risk.

          e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

          f. Transfer or Resale. The Buyer understands that (i) the Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that the Shares to be sold or transferred pursuant to an exemption from such registration or (c) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule); (ii) any sale of such Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          The Company agrees on request at its expense to register the Shares in a registration statement filed under the Securities Act of 1933, as amended (the "Act"). The Company shall also offer the Buyers the opportunity to include the Shares in a registration statement filed by the Company under the Act on a form which permits inclusion of such Shares.

          g. Legends. The Buyer understands that the Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

          "The  securities   represented  by  this  certificate  have  not  been
          registered  under  the  Securities  Act  of  1933,  as  amended.   The
          securities have been acquired for investment and may not be sold,transferred or assigned in the absence of an effective registration statement for the securities under said Act, or






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          an  opinion  of  counsel,  in form,  substance  and  scope  reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

          The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Shares upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Shares is registered under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Shares may be made without registration under the 1933 Act or
(c) such holder provides the Company with reasonable assurances that such Shares can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restrictions as to the number of shares acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable securities law.

          h. Authorization: Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with their terms.

          i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below such Buyer's name on the signature page hereto.

3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to each Buyer that:

          a. Organization and Qualification: Subsidiaries. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties, financial condition or prospects of the Company or on the transactions contemplated hereby. None of the Company's subsidiaries are engaged in any activities which are material to the operations of the Company and its subsidiaries taken as a whole.


          b. Authorization: Enforcement. (i) The Company has the

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requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          c. Capitalization. The Shares constitute not less than 18% of the fully diluted common stock of the Company after giving effect to the conversion of all outstanding convertible securities of the Company and the Buyers shall retain such percentage ownership as stated in section 1.

          d. Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company.

          e. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including without limitation, the issuance of the Shares), will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affect (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Certificate of Incorporation or By-laws and is not in default (and no event has occurred which with notice or lapse of time of both would put the Company in default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted so long as a Buyer owns any of the Shares,

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in violation of any law,  ordinance or  regulation of any  governmental  entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

     f. SEC Documents. Financial Statements. Since December 31, 1994, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 Act")(all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respect with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to December 31, 1995 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally




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accepted  accounting  principles to be reflected in such  financial  statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company has not provided to any Buyer or its representatives any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed.

          g. Absence of Certain Chances. Since December 31, 1995 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company.

          h. Absence of Litigation. Except as disclosed in the SEC documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's subsidiaries.

          i. Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Buyers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          j. Acknowledgment Regarding Buyers' Purchase of the Shares. The Company acknowledges and agrees that Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of their respective representatives or agents in connections with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers' purchase of the Shares. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

          k. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration of the issuance of the Shares to the Buyers under the 1933 Act.

          1. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Buyer relating to this Agreement or the transactions contemplated hereby except for 2,000,000 warrants being issued by the Company to Milton Walters.

4.        COVENANTS.

          a. Best Efforts. The parties shall use their best efforts to satisfy each of the conditions described in Section 5 and 6 of this Agreement.

          b. Reporting Status. So long as any Buyer beneficially owns any of the Shares, the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

          c. Use of Proceeds. The Company shall use the proceeds from the sale of the Shares substantially as set forth in Exhibit A. The Company shall not, directly or indirectly, use such proceeds for any loan or investment in any other corporation, partnership, enterprise or other person.

          d. Expenses. Each party hereto shall be responsible for the payment of its own expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith.

          e. Financial Information. The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the
Shares: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases by the Company or any of its subsidiaries.

          f. Officers and Directors. The Company shall cause Herbert M. Reichlin ("Reichlin") and Burton A. Goldstein ("Goldstein") to be elected to its Board of Directors and to its Executive Committee effective upon the closing. Reichlin shall also be elected a member of the Company's Audit Committee and a member of its Compensation Committee. Reichlin will also be elected Secretary Treasurer effective upon the closing.

          g. Executive Compensation.  The cash salaries of Bernard

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

Gutman, Irwin Pearl and Drew Gutman shall be maintained at the rate of $50,000 per annum subject to change by action of the Board of Directors after the Company has become profitable. Each of these three persons shall receive a car allowance of $500 per month and no additional allowances shall be made for auto insurance, maintenance or other upkeep.

          h. Employment Agreement and Consulting Agreement. The Company shall honor the existing employment agreements with Bernard Gutman, Irwin Pearl and Drew Gutman, which have a remaining term of approximately 18 months. At the expiration of Bernard Gutman's employment agreement, the Company will enter into a three-year consulting agreement with him on terms and conditions to be agreed upon at the time.

5.        CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          The obligation of the Company hereunder to issue and sell the Shares to each of the Buyers at the closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                   (i) The Buyers shall have executed this Agreement and delivered the same to the Company.

                   (ii) The Buyers shall have delivered the Purchase Price in accordance with Section l(b) above.

                   (iii) The representations and warranties of the Buyers shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyers at or prior to the Closing Date.

                   (iv) No injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.        CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

          The obligation of each Buyer hereunder to purchase the Shares at the closing is subject to the satisfaction, at or before the

Closing Date, of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                   (i) The Company shall have executed this Agreement and delivered the same to the Buyers.

                   (ii) The Company shall have entered into Warrant Agreements substantially in the form of Exhibit "B" hereto.

                   (iii) The Company shall have delivered duly executed certificates (in such denominations as such Buyer shall request) representing the Shares being so purchased to such Buyer in accordance with Section l(b) above.

                   (iv) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the date of the closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the date of the closing. The Buyers shall have received a certificate, executed by the chief executive officer of the Company, dated as of the date of the closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyers.

                   (v) The Buyers shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyers and in substantially the same form as Exhibit "C" attached hereto.

                   (vi) The Buyers shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing Date.

7.        GOVERNING LAW: MISCELLANEOUS.

          a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the New York Supreme Court located in New York County in the State of New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

          b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the

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

same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

          c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or uneforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          e. Entire Agreements: Authority to Act for Buyers. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:

          Phase-Out of America, Inc.
          140 Broadway
          Lynbrook, New York 11563

          With copy to:

          Jack H. Halperin, Esq.
          711 Third Avenue, Suite 1505
          New York, New York 10017

          If to Buyers to:

          Herbert Reichlin,  CPA
          6800 Jericho  Turnpike-Suite  214E
          Syosset, NY 11791

          Each party shall provide notice to the other party of any change in address.

          g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, any Buyer may assign its rights hereunder to any of its "affiliates", as that term is defined under the 1934 Act, without the consent of the Company. The Company shall be sent written notice of any such assignment prior to the closing.

          h. Third Part Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Section 3, 4, 5 and 7 shall survive the closing notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless each of the Buyers for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations set forth in Section 3 hereof.

          j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments an documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.

                                                      Phase-Out of America, Inc.

                                                      By:-----------------------

                                                      Name:---------------------

                                                      Its:----------------------



                                                      "BUYERS"


RESIDENCE: New York                                   --------------------------
Subscription Amount:                                  --------------------------
Number of Shares:

[LOGO]
PHASEOUT.                                                              EXHIBIT A
OF AMERICA, INC
--------------------------------------------------------------------------------
140 Broadway                                                      (800) PHASEOUT
Lynbrook, New York                                                (516) 599-1900
                                                              Fax (516) 593-6511

                                Use of Proceeds

Description of Use                                             Amount to be Used

Inventory Purchase from South Korea                                 $ 175,000
Marketing/Media/Advertising Budget                                  $ 225,000
To Begin Clinical Study Preparation                                  $ 25,000
On-Air Infonetwork Settlement                                        $ 25,000
Working Capital                                                      $ 50,000

Total Use of Proceeds                                               $ 500,000
                                                                    =========

                                                                       EXHIBIT C

                             JACK H. HALPERIN, ESQ.
                                  ------------
                                711 THIRD AVENUE
                                   SUITE 1505
                            NEW YORK. NEW YORK 10017
                            TELEPHONE (212) 378-1200
                             TELEFAX (212) 378-1299

                                                    July , 1996

Purchasers under that
Certain Securities Purchase Agreements
Dated as of July  ,1996 with
Phase-Out of America, Inc.

          Re: Phase-Out of America, Inc.

Gentlemen:

          I am counsel to Phase-Out of America, Inc. (the "Company") and am rendering this opinion pursuant to those certain Securities Purchase Agreements (the "Agreements") dated as of July , 1996 between the purchasers and the Company. Certain capitalized terms used herein and not otherwise defined herein shall have the respective meanings given in the Agreements.

          In rendering the following opinions, I have examined the Agreements and related agreements and documents, and I have examined and considered such corporate records, certificates and matters of law as I have deemed appropriate as a basis for the opinions set forth below. As to various matters of fact material to the opinions set forth below, I have relied on the representations and warranties contained in the Agreements and on certificates of officers of the Company. I have also assumed the receipt by the Company of $500,000 as the purchase price for the Shares.

          Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, I am of the opinion that as of the date hereof:

          (1) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

          (2) (i) The Company has the requisite corporate power and authority to enter into and perform the Agreements, and to issue the Shares in accordance with the terms of the Agreements, (ii) the execution and delivery of the Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required, (iii) the Agreements have been duly executed and delivered by the Company, and (iv) the Agreements constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          (3) The Shares are duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

          (4) Based in part upon your representations, warranties and covenants set forth in the Agreements, the Shares may be issued to you without registration under the Securities Act of 1933, as amended.

          (5) Other than necessary approvals that have been obtained, no authorization approval or consent of any court, governmental body, regulatory agency, self-regulatory organization or stock exchange or market, or the stockholders of the Company, or, to my knowledge, any third party is required to be obtained by the Company for the issuance and sale of the Shares as contemplated by the Agreements.

          These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by another person, except that the opinions expressed in paragraphs (3) and (4) may be relied upon by North American Transfer Company, as Transfer Agent.

          The   opinions   expressed   herein  are  subject  to  the   following
assumptions, limitations, qualifications and exceptions:

          (a) I have assumed the genuineness of all signatures, the authenticity of all Agreements submitted to me as copies, the authenticity of certificates of public officials and the due authorization, execution and delivery of all Agreements (except the due authorization, execution and delivery by the Company of the Agreements).

          (b) I have assumed that each of the parties to the Agreements other than the Company (the "Other Parties") has the legal right, capacity, and power to enter into, enforce and perform all of its obligations under the Agreements. Furthermore, I have assumed the due authorization by each of the Other Parties of all requisite action and the due execution and delivery of the Agreements.

          My examination of law relevant to the matters covered by this opinion is limited to the laws of New York and the federal law of the United States, and I express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction. To the extent that the governing law with respect to any matters covered by this opinion is the law of a jurisdiction other than the State of New York, or federal law, I have assumed the law of such other jurisdiction is identical to New York law.

          The undersigned is a stockholder of the Company.

          This opinion is given as of the date hereof and I assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to my attention or any changes in laws which may hereafter occur.

                                         Very truly yours,

                                         Jack H. Halperin